UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2024 (January 10, 2024)

Smith Douglas Homes Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41917	93-1969003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 Village Trail, Suite 215
Woodstock, Georgia 30188
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (770) 213-8067

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.0001 par value per share	SDHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the initial public offering (the “Offering”) by Smith Douglas Homes Corp. (the “Company”) of its Class A common stock, par value $0.0001 (the “Common Stock”), described in the prospectus (the “Prospectus”), dated January 10, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-274379) (as amended, the “Registration Statement”), the following agreements were entered into:

•
the Amended and Restated Limited Liability Company Agreement of Smith Douglas Holdings LLC, a Delaware limited liability company (the “LLC”), dated January 10, 2024, by and among the Company and its Members (as defined therein) (the “A&R LLCA”);

•	the Tax Receivable Agreement, dated January 10, 2024, by and among the Company, the LLC and its Members (as defined therein);

•	the Registration Rights Agreement, dated January 10, 2024, by and among the Company and the Original Equity Owners (as defined therein); and

•
the Amended and Restated Revolving Credit Facility, dated January 16, 2024, by and among the LLC, certain of the Company’s wholly owned subsidiaries and Wells Fargo Bank, National Association, as administrative agent for the lenders party thereto (the “A&R Credit Facility”).

The A&R LLCA, Tax Receivable Agreement, Registration Rights Agreement and A&R Credit Facility are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein. For further information on the A&R Credit Facility, see “Management’s discussion and analysis of financial condition and results of operations—Amended Credit Facility” in the Prospectus. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain relationships and related person transactions” in the Prospectus.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the Offering, the Company issued (i) 40,384,615 shares of Class B common stock of the Company, par value $0.0001 per share, to The Bradbury Family Trust II A U/A/D December 29, 2015 (the “Founder Fund”) and (ii) 4,487,179 shares of Class B common stock of the Company, par value $0.0001 per share, to GSB Holdings LLC (“GSB Holdings”), on a one-to-one basis equal to the number of common membership interests of the LLC each of the Founder Fund and GSB Holdings owns, in exchange for nominal consideration (the “Exchange”).

No underwriters were involved in the issuance and sale of the shares of Class B common stock pursuant to the Exchange. The shares of Class B common stock were issued in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act on the basis that the transaction did not involve a public offering.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2024, the Company entered into employment agreements with each of Gregory S. Bennett, its President, Chief Executive Officer and Vice Chairman; Russell Devendorf, its Executive Vice President and Chief Financial Officer; and Brett A. Steele, its Vice President, General Counsel and Secretary. A full copy of each of the foregoing arrangements is attached hereto as Exhibits 10.5-10.7 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2024, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), in the form previously filed as Exhibit 3.2 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 250,000,000 shares of Class A common stock, 100,000,000 shares of Class B common stock and 10,000,000 shares of preferred stock. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On January 16, 2024, the Company completed the Offering of 8,846,154 shares of its Class A common stock at a price to the public of $21.00 per share, which includes the exercise by the underwriters of their option to purchase an additional 1,153,846 shares of the Company’s Class A common stock. The gross proceeds to the Company from the initial public offering were $185.8 million, before deducting underwriting discounts and commissions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Smith Douglas Homes Corp.

3.2	Amended and Restated Bylaws of Smith Douglas Homes Corp.

10.1	Amended and Restated Limited Liability Company Agreement of Smith Douglas Holdings LLC, dated as of January 10, 2024

10.2	Tax Receivable Agreement, dated as of January 10, 2024, by and among Smith Douglas Homes Corp., Smith Douglas Holdings LLC and its Members

10.3	Registration Rights Agreement, dated January 10, 2024, by and among Smith Douglas Homes Corp., Smith Douglas Holdings LLC and its Original Equity Owners

10.4
Amended and Restated Credit Agreement, dated January 16, 2024, by and among Smith Douglas Building Services LLC, SDH Atlanta LLC, SDH Alabama LLC, SDH Nashville LLC, SDH Raleigh LLC, SDH Charlotte LLC; and SDH Houston LLC, the Lenders and their Assignees; Wells Fargo Bank, National Association, as Administrative Agent and Sole Bookrunner; Wells Fargo Bank, National Association, and BofA Securities, Inc., as Joint Lead Arrangers; and Bank of America, N.A. as Syndication Agent.

10.5	Employment Agreement, dated January 16, 2024 by and among Smith Douglas Homes Corp., Smith Douglas Holdings LLC, SDH Management Services LLC and Gregory S. Bennett.

10.6	Employment Agreement, dated January 16, 2024 by and among Smith Douglas Homes Corp., Smith Douglas Holdings LLC, SDH Management Services LLC and Russell Devendorf.

10.7	Employment Agreement, dated January 16, 2024 by and among Smith Douglas Homes Corp., Smith Douglas Holdings LLC, SDH Management Services LLC and Brett A. Steele.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH DOUGLAS HOMES CORP.

Date: January 16, 2024	By:	/s/ Russell Devendorf
Russell Devendorf
Executive Vice President and Chief Financial Officer